UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2011

RADIOSHACK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5571	75-1047710
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 RadioShack Circle, Mail Stop CF3-203 Fort Worth, Texas		76102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (817) 415-3011

_________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01.  Regulation FD Disclosure.

The attached supplemental information for the Company’s segment reporting for prior periods excludes the Company’s Sam’s Club kiosk operations, which were reclassified from the kiosks segment to discontinued operations in the second quarter of 2011, and includes the Company’s remaining kiosk operations with its other business activities.  The supplemental information is attached as Exhibit 99.1.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.  The furnishing of this supplemental information shall not be deemed to constitute a determination by the Company that it is material or that its disclosure is required by Regulation FD.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.

99.1	Supplemental Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RadioShack Corporation
(Registrant)

Date: July 27, 2011	/s/	James F. Gooch
James F. Gooch
President and
Chief Executive Officer
(principal executive officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Supplemental Information.

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